UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))


                               Liberty Acorn Trust
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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

                     TWO CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed proxy statement provides details on important issues affecting your Liberty Acorn Funds. The Board of Trustees recommends that you vote for all proposals.

You can vote your proxies over the Internet or by telephone -- it's easy and confidential!

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

    -- Read the proxy statement and have your proxy card available.

    -- Go to www.libertyfunds.com.

    -- Click on the proxy link and follow the instructions provided.

Vote by telephone:

    -- Read the proxy statement and have your proxy card available.

    -- When you are ready to vote, call toll free 877-779-8683.

    -- Enter the voter control number located on the upper left corner of your proxy card.

    -- Follow the instructions provided to cast your vote. A representative will be available to answer questions regarding the meeting agenda and execution of proxies.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK. If you have any questions or concerns, please call 888-832-5694 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 to 6:00 p.m.

                              LIBERTY ACORN TRUST

September 12, 2001

Dear Shareholder:

On October 24, 2001, we will be holding a special meeting of shareholders of the Liberty Acorn Family of Funds. The meeting will take place at 9:00 a.m., Central time, in the Bank One Auditorium, Plaza Level, 38 South Dearborn Street in Chicago, Illinois.

As a Liberty Acorn shareholder, you are being asked to vote on a proposed new investment advisory agreement. In a nutshell, Liberty Financial Companies, Inc. has entered into an agreement to sell its asset management business to Fleet National Bank, part of FleetBoston Financial Corporation, a diversified financial services company. The sale will terminate the Funds' current advisory agreement but the proposed new advisory agreement is substantially the same as that currently in place. NO CHANGES IN ADVISORY FEE RATES OR SERVICES ARE BEING PROPOSED.

Your vote is very important. The Board of Trustees has approved the new agreement and recommends that you vote "For" the proposal. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person. It is important that you vote promptly.

As always, we thank you for investing with us. If you have questions, please feel free to call 888-832-5694.

                                     Sincerely,

                                     RALPH WANGER
                                     President

                              LIBERTY ACORN TRUST

September 12, 2001

Dear Shareholder:

On October 24, 2001, we will be holding a special meeting of shareholders of the Liberty Acorn Family of Funds. The meeting will take place at 9:00 a.m., Central time, in the Bank One Auditorium, Plaza Level, 38 South Dearborn Street in Chicago, Illinois.

As a Liberty Acorn shareholder, you are being asked to vote on a proposed new investment advisory agreement. In a nutshell, Liberty Wanger Asset Management's parent company, Liberty Financial Companies, Inc., has entered into an agreement to sell its asset management business to Fleet National Bank, part of FleetBoston Financial Corporation, a diversified financial services company. The firm will become part of Fleet's asset management division.

The sale will terminate the Funds' current advisory agreement but the proposed new advisory agreement is substantially the same as that currently in place. NO CHANGES IN ADVISORY FEE RATES OR SERVICES ARE BEING PROPOSED. YOUR STATUS AS A NO-LOAD INVESTOR WILL NOT CHANGE.

Your vote is very important. The Acorn Board of Trustees has approved the new agreement and recommends that you vote "For" the proposal. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person. It is important that your vote be received by October 24, 2001 in order to be counted.

As always, we thank you for investing with us. While the changes in ownership we have experienced over the past two years may raise concerns, Fleet's management has assured us that the Liberty Acorn Family of Funds will maintain its independence and investment style. The proven process we have used in managing money for more than 30 years will not change. If you have questions, please feel free to call us at 800-922-6769.

                                     Sincerely,

                                     RALPH WANGER
                                     President

                                 IMPORTANT NEWS
                             FOR FUND SHAREHOLDERS

 WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT,
              HERE'S A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON.

                             QUESTIONS AND ANSWERS

Q. What am I being asked to vote "For" in this proxy?

A. You are being asked to vote for a proposal to approve a new investment advisory agreement for your Fund with your Fund's current investment advisor, on substantially identical terms as the current investment advisory agreement. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

Q. Why am I being asked to vote on a new agreement?

A. Liberty Financial Companies, Inc. (Liberty Financial), the parent company of the investment advisor to the Funds listed in the Notice of Special Meeting of Shareholders, has entered into an agreement to sell its asset management business, including the Funds' investment advisor, to Fleet National Bank (Fleet), an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will result in the termination of the current investment advisory agreement for the Funds. The sale will not be completed unless a number of conditions are met. One of the conditions of the sale is that shareholders of a percentage of the Funds and other accounts managed by Liberty Financial affiliates must approve the proposed new agreement. Your Board of Trustees has approved, and recommends that you approve, the new agreement applicable to your Fund.

Q. What prompted the sale of Liberty Financial's asset management business to Fleet?

A. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Liberty Financial ultimately determined to sell its asset management business to Fleet.

Q. How will the sale of Liberty Financial's asset management business potentially benefit me?

A. Your Board of Trustees believes that there may be benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel, greater access to resources for investment professionals of the advisors, enhanced technology and customer service, and the expected availability of additional investment options for shareholders of the Funds.

Q. How does the proposed new agreement differ from the current agreement?

A. The proposed agreement is substantially identical to the current agreement. It differs only in its beginning date and term and certain other minor provisions. A comparison of the proposed new agreement is included in the proxy statement under the heading "New Advisory Agreement."

Q. Will this change the advisory fees on my fund?

A. No. Advisory fees will remain the same.

Q. Will there be any advisor or Fund strategy changes?

A. No. Liberty Wanger Asset Management is expected to continue to manage the Funds after the sale of Liberty Financial's asset management business, using the same investment strategies and objectives currently in place.

Q. How does the Board of Trustees recommend that I vote on the proposal?

A. The Board of Trustees recommends that you vote "FOR" the proposal. The Board believes that the proposal is in the best interests of your Fund and its shareholders.

Q. How can I vote my proxy?

A. For your convenience, there are several ways you can vote:

    - By Mail: vote, sign and return the enclosed proxy card

    - In person: October 24, 2001, at 9:00 a.m., Central time, in the Bank One Auditorium, Plaza Level, 38 South Dearborn Street, Chicago, Illinois.

    - By telephone or Internet

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                                 IMPORTANT NEWS
                             FOR FUND SHAREHOLDERS

 WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT,
              HERE'S A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON.

                             QUESTIONS AND ANSWERS

Q. What am I being asked to vote "For" in this proxy?

A. You are being asked to vote for a proposal to approve a new investment advisory agreement for your Fund with your Fund's current investment advisor, on substantially identical terms as the current investment advisory agreement. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

Q. Why am I being asked to vote on a new agreement?

A. Liberty Wanger Asset Management's parent company, Liberty Financial Companies, Inc. (Liberty Financial), has entered into an agreement to sell its asset management business to Fleet National Bank (Fleet), part of FleetBoston Financial Corporation. While the Fleet name is often associated with banking, FleetBoston Financial is a large financial services company with many different business units. Liberty Wanger Asset Management will become part of Fleet's separate asset management division.

    The sale will result in the termination of the current investment advisory agreement for the Liberty Acorn Family of Funds. The sale will not be completed unless a number of conditions are met. One of the conditions of the sale is that shareholders of a percentage of the Funds and other accounts managed by Liberty Financial affiliates must approve the proposed new agreement. Your Board of Trustees has approved, and recommends that you approve, the new agreement applicable to your Fund.

Q. What prompted the sale of Liberty Financial's asset management business to Fleet?

A. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial, to ensure the continued success of the organization. Liberty Financial ultimately determined to sell its asset management business to Fleet.

Q. How will the sale of Liberty Financial's asset management business potentially benefit me?

A. Your Board of Trustees believes that there may be benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel, greater access to resources for investment professionals of the advisors, enhanced technology and customer service, and the expected availability of additional investment options for shareholders of the Funds.

Q. If I hold no-load shares of a Fund, will I still be able to make additional purchases of those shares without a sales load?

A. Yes. The sale will not affect your ability to purchase additional no-load shares.

Q. How does the proposed new agreement differ from the current agreement?

A. The proposed agreement is substantially identical to the current agreement. It differs only in its beginning date and term and certain other minor provisions. A comparison of the proposed new agreement is included in the proxy statement under the heading "New Advisory Agreement."

Q. Will this change the advisory fees on my fund?

A. No. Advisory fees will remain the same.

Q. Will there be any advisor or Fund strategy changes?

A. No. Liberty Wanger Asset Management is expected to continue to manage the Funds after the sale of Liberty Financial's asset management business, using the same investment strategies and objectives currently in place.

Q. How does the Board of Trustees recommend that I vote on the proposal?

A. The Board of Trustees recommends that you vote "FOR" the proposal. The Board believes that the proposal is in the best interests of your Fund and its shareholders.

Q. How can I vote my proxy?

A. For your convenience, there are several ways you can vote:

    -  By Mail: vote, sign and return the enclosed proxy card

    - In person: October 24, 2001, at 9:00 a.m., Central time, in the Bank One Auditorium, Plaza Level, 38 South Dearborn Street, Chicago, Illinois.

    -  By telephone or Internet

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.
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                              LIBERTY ACORN TRUST
                             227 WEST MONROE STREET
                                   SUITE 3000
                            CHICAGO, ILLINOIS 60606

Liberty Acorn Fund
Liberty Acorn International
Liberty Acorn USA
Liberty Acorn Twenty
Liberty Acorn Foreign Forty

                                 (the "Funds")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 24, 2001

A Special Meeting of the shareholders of each Fund will be held on Wednesday, October 24, 2001 at 9:00 a.m., Central time, at Bank One Auditorium, Plaza Level, 38 South Dearborn Street, Chicago, Illinois 60602 for these purposes:

1. To approve a new Investment Advisory Agreement for each of Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty, and Liberty Acorn Foreign Forty; and

2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on August 23, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

Bruce H. Lauer
Secretary
September 12, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON.

                                PROXY STATEMENT

                              LIBERTY ACORN TRUST
                             227 WEST MONROE STREET
                                   SUITE 3000
                            CHICAGO, ILLINOIS 60606

                               LIBERTY ACORN FUND
                          LIBERTY ACORN INTERNATIONAL
                               LIBERTY ACORN USA
                              LIBERTY ACORN TWENTY
                          LIBERTY ACORN FOREIGN FORTY
                                 (THE "FUNDS")

The Trustees of Liberty Acorn Trust (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held on Wednesday, October 24, 2001 at 9:00 a.m., Central time, at Bank One Auditorium, Plaza Level, 38 South Dearborn Street, Chicago, Illinois 60602. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about September 12, 2001.

The only item of business that the Trustees expect will come before the Meeting is approval of a new Investment Advisory Agreement for each Fund (the "New Advisory Agreement") with Liberty Wanger Asset Management, L.P. (the "Advisor").

                                   PROPOSAL 1

NEW ADVISORY AGREEMENT

As explained below, the proposed New Advisory Agreement for each Fund is substantially identical (except for its term and date and certain other non-material changes) to the Investment Advisory Agreement currently in effect for that Fund (the "Current Advisory Agreement").

The reason the Trustees are proposing a New Advisory Agreement for each Fund is that the Current Advisory Agreement will terminate when the Advisor's parent company, Liberty Financial Companies, Inc. ("LFC"), sells each of the advisors and its other subsidiaries that operate its asset management business (the "Asset Management Segment") to Fleet National Bank, a national banking association ("Fleet"). As a result of this acquisition, the advisors will become direct or indirect, wholly owned subsidiaries of Fleet. The Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreement of an investment company must provide for automatic termination if assigned, such as when the investment advisor or its parent company undergoes a significant change of ownership.

In addition, LFC has agreed to sell, in a separate transaction, all of the issued and outstanding capital stock of the subsidiaries constituting the annuity segment of LFC's business to Sun Life Assurance Company of Canada, a Canadian corporation (the "Annuity Sale"). The sale of the Asset Management Segment to Fleet and the Annuity Sale are not conditioned on each other. LFC has entered into a Merger Agreement with Liberty Mutual Insurance Company (the majority stockholder of LFC), which provides that, following the acquisition of the Asset Management Segment by Fleet and the Annuity Sale, LFC will merge with and into LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual Insurance Company, with LFC being the surviving corporation (the "Merger"). In connection with the Merger, holders of LFC common stock, other than LFC, Liberty Mutual and their respective direct and indirect subsidiaries and other than those holders of LFC common stock who validly perfect and exercise their appraisal rights under Massachusetts law, will be entitled to receive an amount of cash equal to $33.44, subject to adjustment, per share of common stock. Once such merger consideration is paid, such shares will be cancelled.

The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreement for each Fund, so that the Advisor can continue, following the acquisition of the Asset Management Segment by Fleet, to manage each Fund on the same terms as are now in effect. The Trustees also have approved an interim advisory agreement for each Fund pursuant to Rule 15a-4 under the Investment Company Act, which will be entered into immediately following the closing of the acquisition of the Asset Management Segment by Fleet if (i) the Meeting is not held until after the closing of the acquisition of the Asset Management Segment by Fleet or (ii) the Fund does not receive the requisite shareholder vote for the New Advisory Agreement at the Meeting. See "Basis for the Trustees'

Recommendations" below for further information on the interim agreement.

The acquisition of the Asset Management Segment by Fleet will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). Those conditions include, among others, the receipt of certain government approvals, approval or consent from investment advisory clients of the Advisor and other LFC affiliates (including mutual fund clients) which represent a specified percentage of LFC's total assets under management as of March 31, 2001, the avoidance of a certain level of net redemptions from portfolios managed by the Advisor and certain of its affiliates that make up the Asset Management Segment and approval of the acquisition by the requisite vote of the shareholders of LFC. LFC currently expects that the acquisition will occur during the latter part of 2001, but the acquisition could be delayed. If the acquisition does not occur, the New Advisory Agreement would not be needed because the automatic termination of the Current Advisory Agreement would not occur.

Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreement for each Fund. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

Shareholders of each Fund, regardless of class, will vote separately on the New Advisory Agreement for that Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THEIR FUND.

DESCRIPTION OF THE NEW ADVISORY AGREEMENT

The New Advisory Agreement for each Fund is substantially identical (but for a few non-material changes) to the Current Advisory Agreement for that Fund. The date of the New Advisory Agreement for any Fund will be the date that Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Advisory Agreement, and the initial term of the New Advisory

Agreement expires on July 31, 2003. Appendix A to this Proxy Statement sets forth information about the Current Advisory Agreement, including the date of the Current Advisory Agreement and the advisory fee rates under both the New Advisory Agreement and the Current Advisory Agreement. Appendix B to this Proxy Statement contains the form of the New Advisory Agreement applicable to each Fund. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreement, but for a complete understanding of the Agreement, you should read Appendices A and B.

The New Advisory Agreement for each Fund essentially provides that the Advisor, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio; (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which the shareholders of a Fund approve the New Advisory Agreement, and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Advisor (those Trustees who are not "interested persons" of the Trust or the Advisor are referred to below as the "Independent Trustees").

The New Advisory Agreement for each Fund may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Advisor, or by the Advisor upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment advisor or its parent company occurs (such as the acquisition of the Asset Management Segment by Fleet).

The New Advisory Agreement for each Fund provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisor currently provides administrative services to each Fund under a separate administration agreement. That agreement and the agreement discussed in the following paragraph are not subject to the "assignment" provisions of the Investment Company Act and are not impacted by LFC's sale of the Asset Management Segment to Fleet. The aggregate administrative services fees paid by each Fund to the Advisor for the most recently completed fiscal year are set forth in Appendix E. Upon shareholder approval of the New Advisory Agreement, each Fund, under the administration agreement, will continue to pay to the Advisor the same fee rate under that agreement that it currently pays. Some or all of the administrative services required pursuant to the administration agreement are provided, at the Advisor's expense, by affiliates of the Advisor. The Advisor will continue to be responsible for the performance of services it delegates to others.

Liberty Funds Services, Inc. ("LFSI"), One Financial Center, Boston, Massachusetts 02111, is the transfer and shareholder servicing agent for the Funds. The aggregate transfer agency fees paid by each Fund to LFSI for the most recently completed fiscal year are set forth in Appendix E. The transfer agency arrangements for each Fund will remain in effect if the proposed New Advisory Agreement is approved.

BASIS FOR THE TRUSTEES' RECOMMENDATIONS

The Trustees initially met on June 25, 2001 to discuss the proposed acquisition of the Asset Management Segment by Fleet. At that meeting, the Trustees discussed the terms of the proposed acquisition, the general corporate structure of Fleet and the background of certain key employees of Fleet, and the views of the Advisor on the proposed acquisition. The Trustees discussed items that they wanted to raise with Fleet and authorized their counsel to create a list of discussion items. At a meeting of the Independent Trustees held on July 2, 2001, the Independent Trustees reviewed and revised the list of discussion items to be presented to representatives of Fleet, and were updated on the status of discussions between the Advisor and Fleet.

At a meeting of the Board held on July 10, 2001, representatives of LFC made a presentation regarding the terms of the proposed acquisition and representatives of Fleet made a presentation regarding Fleet's structure and asset management business and their plans as they existed at that time for the Asset Management Segment. In addition, the representatives of Fleet responded to the list of discussion items furnished to them in advance of the meeting. The Trustees asked numerous questions relating to the autonomy of Liberty Acorn Trust and the Advisor, Fleet's process to transition the Asset Management Segment, including the Advisor, into its business operations and Fleet's commitment to the asset management business. At that meeting, the Trustees met in executive session and determined to request that Fleet enter into a side agreement with Liberty Acorn Trust setting forth certain of the items discussed at the meeting. The Trustees authorized their counsel to prepare a memorandum to Fleet setting forth the principal terms of the proposed agreement. The Trustees also discussed the various alternatives available if they should determine not to approve the New Advisory Agreement. At a meeting of the Independent Trustees held on July 16, 2001, the Independent Trustees reviewed the draft memorandum and requested that their counsel incorporate into the memorandum suggestions made at the meeting, and forward the memorandum to representatives of Fleet.

At a meeting held on July 31, 2001, the Independent Trustees met in executive session to discuss Fleet's proposed agreement responding to the Trustees' memorandum. Thereafter, the Trustees met with representatives of Fleet and a representative of LFC, all of whom answered various questions posed by the Trustees, particularly relating to the status of negotiations concerning the retention of key employees of the Advisor. The Trustees and Fleet finalized the terms of the agreement (the "Fleet Agreement") by which Fleet agreed that during the initial term of the New Advisory Agreement, except as otherwise authorized by the Trustees, it will:

- preserve the autonomy of Liberty Acorn Trust;

- preserve the independence of the Advisor, including its investment philosophy and approach to investment operations, research and talent;

- allow the Advisor considerable latitude to recruit and compensate (on competitive terms) investment management personnel;

- not interfere with the Advisor's relationships with regional brokers unless regulatory or compliance concerns dictate and will permit the Advisor to continue to allocate the commissions and soft dollar payments as it has in the past;

- maintain the trading desk at the Advisor for domestic and international trading activities; and

- not add to the current management responsibilities of any portfolio manager of a Fund the responsibility to manage additional funds from the Fleet organization without the consent of the Trustees.

The Trustees requested that Fleet and the Advisor continue to negotiate the terms of the retention arrangements with key employees of the Advisor, and agreed to meet on August 15, 2001 to consider approval of the New Advisory Agreement.

At a meeting of the Board held on August 15, 2001, the representatives of Fleet and the Advisor updated the Board on the status of the negotiations between Fleet and key employees of the Advisor. After further discussion and consideration, the Trustees approved the New Advisory Agreement and determined to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund. At a meeting held on __________, 2001, the Trustees gave further consideration to the proposed acquisition and reaffirmed their recommendation that shareholders vote to approve the New Advisory Agreement.

In coming to that determination, the Trustees gave particular consideration to matters relating to the possible effects on the Advisor and the Funds of the acquisition of the Asset Management Segment by Fleet. Among other things, the Trustees considered:

- the terms of the Fleet Agreement as described above;

- certain actions taken by LFC and the Advisor to help retain and incent their key personnel;

- the general reputation, financial resources and business activities of Fleet and its parent organization;

- the potential benefits of scale from combining the asset management businesses of Fleet and LFC, including the ability to attract and retain key personnel and enhance technology and customer service;

- the stated intention of Fleet to consult with the Board of the Funds prior to removing or reducing any voluntary fee waivers or expense limitations; and

- the stated intention of Fleet to provide investment professionals of the Advisor with access to greater resources as a result of the acquisition.

In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

- the Advisor and its respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

- the terms of the New Advisory Agreement;

- the scope and quality of the services that the Advisor has been providing to the Funds;

- the investment performance of each Fund and of similar funds managed by other advisors;

- the advisory fee rates payable to the Advisor by the Funds and by other funds and client accounts managed by the Advisor, and payable by similar funds managed by other advisors (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Advisor that have investment objectives similar to the particular Fund);

- the total expense ratios of the Funds and of similar funds managed by other advisors; and

- compensation payable by the Funds to affiliates of the Advisor for other services (see Appendix E to this Proxy Statement for more information about that compensation).

In addition, the Trustees considered that the agreement relating to the acquisition by Fleet provides that Fleet will (subject to certain qualifications) use all reasonable efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment advisor or its affiliates may receive benefits or compensation in connection with a change of control of the investment advisor (such as Fleet's acquisition of the Asset Management Segment) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the advisor must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the advisor. (No changes in the current composition of the Trustees are required to satisfy that condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment advisor or any "interested person" of the advisor receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund.

In the event that the shareholders have not approved the New Advisory Agreement at the time of the acquisition of the Asset Management Segment by Fleet, the Advisor will enter into an interim advisory agreement pursuant to Rule 15a-4 under the Investment Company Act, which will take effect immediately following the acquisition of the Asset Management Segment by Fleet (at which time the Current Advisory Agreement will terminate due to an assignment). This interim advisory agreement will be in substantially the form set forth in Appendix B but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the Board of Trustees of Liberty Acorn Trust or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the Advisor thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to the Advisor). If a Fund has not received the requisite shareholder approval for the New Advisory Agreement within 150 days after the closing of the acquisition, the Trustees will consider other appropriate arrangements subject to approval in accordance with the Investment Company Act.

INFORMATION ABOUT THE ADVISOR AND THE FLEET/LFC TRANSACTION

LIBERTY WANGER ASSET MANAGEMENT, L.P.

Liberty Wanger Asset Management, L.P. (formerly named Wanger Asset Management, L.P. ("WAM")), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Funds' advisor. WAM was renamed Liberty Wanger Asset Management, L.P. on September 29, 2000, when it became a wholly owned subsidiary of LFC (the "WAM Merger"). The Advisor and its predecessor have managed mutual funds since 1992. On September 29, 2000, the former investment advisory agreement for each Fund with WAM terminated and the Current Advisory Agreement became effective. As of July 31, 2001, the Advisor managed over $ 8.9 billion in assets.

LFC is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). As of June 30, 2001, LFC Management Corporation owned approximately 70.46% of the common stock of LFC and the balance is held by the public and listed on the New York Stock Exchange. LFC is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of LFS and LFC are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than LFC are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of LFC Management Corporation, Liberty Corporate Holdings, Inc., LFC Holdings, Inc., Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.

The Advisor is a limited partnership managed by its general partner, WAM Acquisition GP, Inc. ("WAM GP"). WAM GP is a wholly owned subsidiary of LFC. Ralph Wanger is the president of WAM GP.

The business address of WAM GP and of Mr. Wanger is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

In addition, the following individuals who are officers or Trustees of the Funds are also officers or directors of the Advisor: Bruce H. Lauer, Kenneth A. Kalina and Ralph Wanger.

DESCRIPTION OF THE TRANSACTION

On June 4, 2001, LFC announced that it had entered into a Stock Purchase Agreement with Fleet (the "Purchase Agreement"). Under the Purchase Agreement, Fleet would acquire the Asset Management Segment for a purchase price of $900 million, plus the assumption of approximately $110 million in debt. This price may be adjusted:

- upward or downward based on increases or decreases in the amount of portfolios managed by the subsidiaries that make up the Asset Management Segment (excluding the effects of market action) from December 31, 2000 until a date prior to the closing as the result of purchases of and exchanges into and withdrawals from and exchanges out of those portfolios. The maximum purchase price adjustment under this provision would be $180 million;

- upward or downward based on increases or decreases in the tangible net worth of the Asset Management Segment from April 1, 2001 through a date prior to the closing;

- downward based on decreases of more than 20% (excluding the effects of sales and redemptions) in the market values of the assets under management of the Asset Management Segment between March 31, 2001 and a date prior to the closing; and

- upward or downward based on the estimated value of amounts owing to or by LFC at the time of closing in respect of taxes with respect to the income of the Asset Management Segment and the settlement of certain inter-company accounts, agreements and arrangements between LFC and the subsidiaries that make up the Asset Management Segment.

The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Advisor and other LFC affiliates that constitute the Asset Management Segment (including fund clients) whose accounts represented 80% of the

Asset Management Segment's assets under management as of March 31, 2001. Because of these conditions, approval or disapproval by a Fund's shareholders of the New Advisory Agreement for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain trustees and officers of Liberty Acorn Trust will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreement. If for some reason the transaction does not occur, the automatic termination of the Current Advisory Agreement will not occur, and the New Advisory Agreement will not be entered into, even if it has been approved by the Funds' shareholders. If shareholder approval is not obtained at the time the transaction occurs, a Fund will enter into an interim advisory agreement with the Advisor. See "Basis for the Trustees' Recommendations" above for further information on the interim agreement.

Simultaneously with the signing of the Purchase Agreement, at Fleet's request, Liberty Mutual and LFC entered into a license agreement with Fleet which provides that upon the closing of the acquisition of the Asset Management Segment, Fleet will have a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the Asset Management Segment's business. The license agreement also contains other covenants and provisions more fully set forth in the Fleet license agreement. Neither Liberty Mutual nor LFC will receive compensation or other consideration under the Fleet license agreement.

As a result of the acquisition, the Advisor and certain of its affiliates that constitute the Asset Management Segment would become wholly owned, direct or indirect subsidiaries of Fleet. Fleet is a wholly owned subsidiary of FleetBoston Financial Corporation, a Boston, Massachusetts-based financial holding company. Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include:

- CONSUMER AND INVESTMENT SERVICES -- includes domestic retail banking to consumer and small business customers, community banking, student loan processing, credit card services, and investment services, including mutual funds and investments, retirement planning, large institutional asset management and brokerage;

- CORPORATE AND GLOBAL BANKING -- includes commercial finance, including asset-based lending and leasing; international banking in key Latin American markets; corporate banking, including specialized industry and institutional lending; and middle market lending, including commercial lending, government banking services, trade services and cash management; and

- CAPITAL MARKETS -- includes investment banking services, brokerage, market-making and principal investing.

CERTAIN INTERESTS OF FUND TRUSTEES AND OFFICERS. Substantially all full-time employees of LFC and its subsidiaries (including certain officers of Liberty Acorn Trust) participate in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan or the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (the "Retention Plans"). The Retention Plans provide for cash retention bonuses and the full vesting upon a change of control of all outstanding options to purchase shares of stock of LFC ("LFC Options") and shares of restricted stock of LFC ("Restricted Stock") for which the target price in the applicable restricted stock agreement is less than the value of LFC common stock on the date of the change of control, even though some of these LFC Options and Restricted Stock would not otherwise have vested or become fully exercisable prior to the change of control. The Retention Plans also provide for enhanced severance benefits to substantially all employees upon a change of control and additional payments to cover excise tax obligations. With respect to employees of the subsidiaries that constitute the Asset Management Segment, a change of control will be deemed to occur under the Retention Plans upon the completion of the Fleet transaction.

Pursuant to the WAM Merger, in addition to the fixed amount of the purchase price paid by LFC to the principals of WAM (including Ralph Wanger and Charles McQuaid, members of the Board of Trustees of Liberty Acorn Trust), additional purchase price amounts would have been payable by LFC if the Advisor's earnings met certain targets for the 36 and 60 month periods beginning with the month following the closing of the WAM Merger. ______ has agreed that[, if Fleet acquires the Asset Management Segment,] those targets will be reduced and the additional payments will be reduced to a maximum of $______ million. In addition, ______ has offered [agreed] to increase the compensation of certain employees of the Advisor, including Messrs. Wanger and McQuaid and the other portfolio managers of the Funds.

CERTAIN BROKERAGE MATTERS

In their consideration of the New Advisory Agreement, the Trustees took account of the Advisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Advisor. The Advisor has informed the Trustees that it does not expect to change these practices as a result of Fleet's acquisition of the Asset Management Segment. A summary of these brokerage and soft-dollar practices is set forth in Appendix D.

                               OTHER INFORMATION

PRINCIPAL UNDERWRITER'S AND ADMINISTRATOR'S ADDRESS. The address of the Funds' principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Funds' administrator, Liberty Wanger Asset Management, L.P., is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

FUND ANNUAL AND SEMIANNUAL REPORTS. THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORT AND ANY SUBSEQUENT SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO LIBERTY FUNDS DISTRIBUTOR, INC., ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621 OR BY CALLING 800-426-3750.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on August 23, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix F to this Proxy Statement lists for each Fund the total number of shares outstanding as of August 23, 2001 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund and contains information about the shareholdings in the Funds by the Trustees and the executive officers of the Funds.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Advisor or of LFC and its affiliated companies. In addition, D.F. King, with respect to Class Z shares of the Funds, and Georgeson Shareholder Communications Inc., with respect to Class A, B and C shares of the Funds, have been engaged to assist in the solicitation of proxies at an estimated cost of $17,500 and $39,082, respectively.

COSTS OF SOLICITATION. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by LFC or Fleet. None of these costs will be borne by the Funds or their shareholders.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the New Advisory Agreement. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card; (2) through use of the Internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. Please see the enclosed proxy insert for information on how to vote by Internet or telephone. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust; (ii) by properly executing a later-dated proxy (by any of the methods of voting described above) or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Thirty percent of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

REQUIRED VOTE. For each Fund, the vote required to approve the New Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

ADJOURNMENTS; OTHER BUSINESS. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreement. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the applicable Fund in writing a reasonable time before the Trust begins to print and mail proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. You may submit shareholder proposals to the Secretary of the Funds, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                                                      APPENDIX A

                               ADVISORY AGREEMENT

-------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF          DATE OF LAST
                                                 TRUSTEE ACTION      SUBMISSION OF CURRENT
               ADVISORY FEE                     REGARDING CURRENT     INVESTMENT ADVISORY
               RATE SCHEDULE  DATE OF CURRENT  INVESTMENT ADVISORY       AGREEMENT FOR
                (AS A % OF      INVESTMENT       AGREEMENT SINCE     SHAREHOLDER APPROVAL
               AVERAGE DAILY     ADVISORY      BEGINNING OF FUND'S      AND REASON FOR
NAME OF FUND    NET ASSETS)      AGREEMENT      LAST FISCAL YEAR          SUBMISSION
-------------------------------------------------------------------------------------------
 Liberty       0.75% on       September 29,    On July 6, 2000,     On September 26, 2000,
 Acorn Fund    first $700     2000             the Trustees         shareholders approved
               million;                        approved the         the current investment
               0.70% over                      current investment   advisory agreement in
               $700 million                    advisory agreement   connection with LFC's
               to $2                           in connection with   acquisition of the
               billion;                        LFC's acquisition    Advisor
               0.65% over $2                   of the Advisor.
               billion
-------------------------------------------------------------------------------------------
 Liberty       1.20% on       September 29,    On July 6, 2000,     On September 26, 2000,
 Acorn         first $100     2000             the Trustees         shareholders approved
International  million;                        approved the         the current investment
               0.95% on next                   current investment   advisory agreement in
               $400 million;                   advisory agreement   connection with LFC's
               0.75% over                      in connection with   acquisition of the
               $500 million                    LFC's acquisition    Advisor
                                               of the Advisor.
-------------------------------------------------------------------------------------------
 Liberty       0.95% on       September 29,    On July 6, 2000,     On September 26, 2000,
 Acorn USA     first $200     2000             the Trustees         shareholders approved
               million;                        approved the         the current investment
               0.90% over                      current investment   advisory agreement in
               $200 million                    advisory agreement   connection with LFC's
                                               in connection with   acquisition of the
                                               LFC's acquisition    Advisor
                                               of the Advisor.
-------------------------------------------------------------------------------------------
 Liberty       0.90%(1)       September 29,    On July 6, 2000,     On September 26, 2000,
 Acorn Twenty                 2000             the Trustees         shareholders approved
                                               approved the         the current investment
                                               current investment   advisory agreement in
                                               advisory agreement   connection with LFC's
                                               in connection with   acquisition of the
                                               LFC's acquisition    Advisor
                                               of the Advisor.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF          DATE OF LAST
                                                 TRUSTEE ACTION      SUBMISSION OF CURRENT
               ADVISORY FEE                     REGARDING CURRENT     INVESTMENT ADVISORY
               RATE SCHEDULE  DATE OF CURRENT  INVESTMENT ADVISORY       AGREEMENT FOR
                (AS A % OF      INVESTMENT       AGREEMENT SINCE     SHAREHOLDER APPROVAL
               AVERAGE DAILY     ADVISORY      BEGINNING OF FUND'S      AND REASON FOR
NAME OF FUND    NET ASSETS)      AGREEMENT      LAST FISCAL YEAR          SUBMISSION
-------------------------------------------------------------------------------------------
 Liberty       0.95%(2)       September 29,    On July 6, 2000,     On September 26, 2000,
 Acorn                        2000             the Trustees         shareholders approved
 Foreign                                       approved the         the current investment
 Forty                                         current investment   advisory agreement in
                                               advisory agreement   connection with LFC's
                                               in connection with   acquisition of the
                                               LFC's acquisition    Advisor
                                               of the Advisor.
-------------------------------------------------------------------------------------------

(1) The Advisor has voluntarily agreed to reimburse Liberty Acorn Twenty to the extent the ordinary operating expenses exceed 1.35% of the average daily net assets for Class Z, Class A, Class B and Class C shares. This arrangement may be modified or terminated by either Liberty WAM or the Fund on 30 days' notice to the other.

(2) The Advisor has voluntarily agreed to reimburse Liberty Acorn Foreign Forty to the extent the ordinary operating expenses exceed 1.45% of the average daily net assets for Class Z, Class A, Class B and Class C shares. This arrangement may be modified or terminated by either Liberty WAM or the Fund on 30 days' notice to the other.

                                                                      APPENDIX B

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

LIBERTY ACORN TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company ("Liberty Acorn"), and LIBERTY WANGER ASSET MANAGEMENT, L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser ("Liberty WAM"), agree that:

1. ENGAGEMENT OF LIBERTY WAM. Liberty Acorn appoints Liberty WAM to furnish investment advisory and other services to Liberty Acorn for its series designated Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty (each, a "Fund," and collectively, the "Funds")), and Liberty WAM accepts that appointment, for the period and on the terms set forth in this agreement.

If Liberty Acorn establishes one or more series in addition to the Funds named above with respect to which it desires to retain Liberty WAM as investment adviser hereunder, and if Liberty WAM is willing to provide such services under this agreement, Liberty Acorn and Liberty WAM may add such new series to this agreement, by written supplement to this agreement. Such supplement shall include a schedule of compensation to be paid to Liberty WAM by Liberty Acorn with respect to such series and such other modifications of the terms of this agreement with respect to such series as Liberty Acorn and Liberty WAM may agree. Upon execution of such a supplement by Liberty Acorn and Liberty WAM, that series will become a Fund hereunder and shall be subject to the provisions of this agreement to the same extent as the Funds named above, except as modified by the supplement.

2.  SERVICES OF LIBERTY WAM.

(a) INVESTMENT MANAGEMENT. Subject to the overall supervision and control of Liberty Acorn's board of trustees (the "Board"), Liberty WAM shall have supervisory responsibility for the general management and investment of the Funds' assets. Liberty WAM shall comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal

Revenue Code applicable to the Funds as regulated investment companies, the investment policies and restrictions, portfolio transaction policies and the other statements concerning the Funds in Liberty Acorn's agreement and declaration of trust, bylaws, and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and policy decisions and procedures adopted by the Board from time to time.

Liberty WAM is authorized to make the decisions to buy and sell securities and other assets for the Funds, to place the Funds' portfolio transactions with broker-dealers, and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions, on behalf of the Funds. Liberty WAM is authorized to exercise discretion within the Funds' policy concerning allocation of its portfolio brokerage, as permitted by law, including but not limited to section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. Liberty Acorn hereby authorizes any entity or person associated with Liberty WAM that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Liberty Acorn hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2(T)(a)(iv).

Liberty WAM may, where it deems it to be advisable, aggregate orders with other securities of the same type to be sold or purchased by one or more Funds with like orders on behalf of other clients of Liberty WAM (as well as clients of other investment advisers affiliated with Liberty WAM, in the event that Liberty WAM and such affiliated investment advisers share common trading facilities). In such event, Liberty WAM (or Liberty WAM and its affiliated advisers, as the case may be) will allocate the shares so sold or purchased, as well as the expenses incurred in the transaction, in a manner it (or it and they) consider to be equitable and fair and consistent with its (or its or their) fiduciary obligations to clients.

(b) REPORTS AND INFORMATION. Liberty WAM shall furnish to the Board periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Board or the officers of Liberty Acorn may reasonably request. Liberty Acorn shall furnish or otherwise make available to Liberty WAM such copies of financial statements, proxy statements, reports, and other information relating to the business and affairs of each Fund as Liberty WAM may, at any time or from time to time, reasonably require in order to discharge its obligations under this agreement.

(c) CUSTOMERS OF FINANCIAL INSTITUTIONS. It is understood that Liberty WAM may, but shall not be obligated to, make payments from its own resources to financial institutions (which may include banks, broker-dealers, recordkeepers, administrators and others) that provide, either directly or through agents, administrative and other services with respect to shareholders who are customers of such institutions, including establishing shareholder accounts, assisting Liberty Acorn's transfer agent with respect to recording purchase and redemption transactions, advising shareholders about the status of their accounts, current yield and dividends declared and such related services as the shareholders or the Funds may request.

(d) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Liberty WAM agrees to maintain records relating to its services under this agreement, and further agrees that all records that it maintains for Liberty Acorn are the property of Liberty Acorn and to surrender promptly to Liberty Acorn any of such records upon Liberty Acorn's request; provided that Liberty WAM may at its own expense make and retain copies of any such records. Liberty WAM further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

(e) STATUS OF LIBERTY WAM. Liberty WAM shall for all purposes herein be deemed to be an independent contractor and not an agent of Liberty Acorn and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Liberty Acorn in any way. Liberty WAM agrees to notify the Trust promptly of any change in the identity of Liberty WAM's general partner.

3. ADMINISTRATIVE SERVICES. Liberty WAM shall supervise the business and affairs of Liberty Acorn and each Fund and shall provide such services and facilities as may be required for effective administration of Liberty Acorn and the Funds as are not provided by employees or other agents engaged by Liberty Acorn; provided that Liberty WAM shall not have any obligation to provide under this agreement any such services which are the subject of a separate agreement or arrangement between Liberty Acorn and Liberty WAM, any affiliate of Liberty WAM, or any third party administrator.

4. USE OF AFFILIATED COMPANIES AND SUBCONTRACTORS. In connection with the services to be provided by Liberty WAM under this agreement, Liberty WAM may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Liberty WAM, provided that Liberty WAM shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Liberty WAM or such parties.

5. EXPENSES TO BE PAID BY LIBERTY ACORN. Except as otherwise provided in this agreement or any other contract to which Liberty Acorn is a party, Liberty Acorn shall pay all expenses incidental to its organization, operations and business, including, without limitation:

(a) all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any;

(b)  all charges of its administrator, if any;

(c)  all charges of legal counsel and of independent auditors;

(d) all compensation of trustees other than those affiliated with Liberty WAM or Liberty Acorn's administrator, if any, and all expenses incurred in connection with their services to Liberty Acorn;

(e) all expenses of preparing, printing and distributing notices, proxy solicitation materials and reports to shareholders of the Funds;

(f)  all expenses of meetings of shareholders of the Funds;

(g) all expenses of registering and maintaining the registration of Liberty Acorn under the 1940 Act and of shares of the Funds under the 1933 Act, including all expenses of preparation, filing and printing of annual or more frequent revisions of the Funds' registration statements under the 1940 Act and 1933 Act, and of supplying each then existing shareholder or beneficial owner of shares of the Funds of a copy of each revised prospectus or supplement thereto, and of supplying a copy of the statement of additional information upon request to any then existing shareholder;

(h)  all costs of borrowing money;

(i) all expenses of publication of notices and reports to shareholders and to governmental bodies or regulatory agencies;

(j) all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign, and all stamp or other taxes;

(k)  all expenses of printing and mailing certificates for shares of a Fund;

(l) all expenses of bond and insurance coverage required by law or deemed advisable by the Board;

(m) all expenses of qualifying and maintaining qualification of, or providing appropriate notification of intention to sell relating to, shares of the Funds under the securities laws of the various states and other jurisdictions, and of registration and qualification of Liberty Acorn under any other laws applicable to Liberty Acorn or its business activities;

(n) all fees, dues and other expenses related to membership of Liberty Acorn in any trade association or other investment company organization; and

(o)  any extraordinary expenses.

In addition to the payment of expenses, Liberty Acorn shall also pay all brokers' commissions and other charges relating to the purchase and sale of portfolio securities for each Fund.

6. ALLOCATION OF EXPENSES PAID BY LIBERTY ACORN. Any expenses paid by Liberty Acorn that are attributable solely to the organization, operation or business of a Fund or Funds shall be paid solely out of the assets of that Fund or Funds. Any expense paid by Liberty Acorn that is not solely attributable to a Fund or Funds, nor solely to any other series of Liberty Acorn, shall be apportioned in such manner as Liberty Acorn or Liberty Acorn's administrator determines is fair and appropriate, or as otherwise specified by the Board.

7. EXPENSES TO BE PAID BY LIBERTY WAM. Liberty WAM shall furnish to Liberty Acorn, at Liberty WAM's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services pursuant to this agreement. Liberty WAM shall also assume and pay all expenses of placement of securities orders and related bookkeeping.

8. COMPENSATION OF LIBERTY WAM. For the services to be rendered and the expenses to be assumed and to be paid by Liberty WAM under this agreement, Liberty Acorn on behalf of the respective Funds shall pay to Liberty WAM fees accrued daily and paid monthly at the annual rates (as a percentage of the Fund's net assets) shown below:

LIBERTY ACORN FUND

ASSETS                                        RATE OF FEE
------                                        -----------
First $700 million                             0.75%
$700 million to $2 billion                     0.70%
In excess of $2 billion                        0.65%

LIBERTY ACORN INTERNATIONAL

ASSETS                                        RATE OF FEE
------                                        -----------
First $100 million                             1.20%
$100 million to $500 million                   0.95%
In excess of $500 million                      0.75%

LIBERTY ACORN USA

ASSETS                                        RATE OF FEE
------                                        -----------
First $200 million                             0.95%
In excess of $200 million                      0.90%

LIBERTY ACORN TWENTY

All Assets                                        0.90%

LIBERTY ACORN FOREIGN FORTY

All Assets                                        0.95%

The fees attributable to each Fund shall be a separate charge to such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund.

9. SERVICES OF LIBERTY WAM NOT EXCLUSIVE. The services of Liberty WAM to Liberty Acorn under this agreement are not exclusive, and Liberty WAM shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

10. SERVICES OTHER THAN AS ADVISER. Within the limits permitted by law, Liberty WAM or an affiliate of Liberty WAM may receive compensation from Liberty Acorn for other services performed by it for Liberty Acorn which are not within the scope of the duties of Liberty WAM under this agreement, including the provision of brokerage services.

11. STANDARD OF CARE. To the extent permitted by applicable law, neither Liberty WAM nor any of its partners, officers, agents, employees or affiliates shall be liable to Liberty Acorn or its shareholders for any loss suffered by Liberty Acorn or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of Liberty WAM or any of its affiliates in the performance of Liberty WAM's duties under this agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Liberty WAM or such affiliate, or by reason of reckless disregard by Liberty WAM or such affiliate of the obligations and duties of Liberty WAM under this agreement.

12.  EFFECTIVE DATE, DURATION AND RENEWAL.  This agreement shall become
effective on               . Unless terminated as provided in Section 13, this
agreement shall continue in effect as to a Fund until July 31, 2003 and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of Liberty Acorn or of Liberty WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board or vote of the holders of a "majority of the outstanding shares" of that Fund (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940 Act).

13. TERMINATION. This agreement may be terminated as to a Fund at any time, without payment of any penalty, by the Board, or by a vote of the holders of a majority of the outstanding shares of that Fund, upon 60 days' written notice to Liberty WAM. This agreement may be terminated by Liberty WAM at any time upon 60 days' written notice to Liberty Acorn. This agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

14.  AMENDMENT.  This agreement may be amended in accordance with the 1940 Act.

15. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. A copy of the declaration of trust of Liberty Acorn is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of Liberty Acorn by its officers as officers and not individually. All obligations of Liberty Acorn hereunder shall be binding only upon the assets of Liberty Acorn (or the appropriate Fund) and shall not be binding upon any trustee, officer, employee, agent or shareholder of Liberty Acorn. Neither the authorization of any action by the trustees or shareholders of Liberty Acorn nor the execution of this agreement on behalf of Liberty Acorn shall impose any liability upon any trustee, officer or shareholder of Liberty Acorn.

16. USE OF MANAGER'S NAME. Liberty Acorn may use the name "Liberty" or any other name derived from the name "Liberty" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization that shall remain affiliated with Liberty Financial Companies, Inc. and shall have succeeded to the business of Liberty WAM as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Liberty Acorn will (by amendment of its agreement and declaration of trust if necessary) cease to use any name derived from the name "Liberty" or otherwise connected with Liberty WAM, or with any organization that shall have succeeded to Liberty WAM's business as investment adviser.

17. NOTICES. Any notice, demand, change of address or other communication to be given in connection with this agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows (or at such other address or addresses as a party may provide to the other from time to time, by notice):

If to Liberty WAM:                       Liberty Wanger Asset
                                         Management, L.P.
                                         Attention: Bruce H. Lauer
                                         227 West Monroe Street,
                                         Suite 3000
                                         Chicago, Illinois 60606
                                         Telephone: 312 634-9200
                                         Facsimile: 312 634-0016
                                         with a copy to:
If to Liberty Acorn:                     Liberty Acorn Trust
                                         227 West Monroe Street,
                                         Suite 3000
                                         Chicago, Illinois 60606
                                         Telephone: 312 634-9200
                                         Facsimile: 312 634-1919
                                         with a copy to:
                                         Bell, Boyd & Lloyd LLC
                                         Attention: Cameron S. Avery
                                         Three First National Plaza,
                                         Suite 3300
                                         Chicago, Illinois 60602
                                         Telephone: 312/372-1121
                                         Facsimile: 312/372-2098

All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof (upon electronic confirmation of receipt thereof).

18. GOVERNING LAW. This agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the

United States of America applicable to contracts executed and to be performed therein.

Dated as of               , 2001

                                       LIBERTY ACORN TRUST

                                       By
                                        ----------------------------------------

                                       LIBERTY WANGER ASSET MANAGEMENT, L.P.
                                       By WAM Acquisition GP, Inc.
                                       Its  General Partner

                                       By
                                        ----------------------------------------

                                                                      APPENDIX C

         CERTAIN OTHER MUTUAL FUNDS ADVISED/SUB-ADVISED BY THE ADVISOR

The Advisor acts as investment advisor or sub-advisor to the following other mutual funds that have investment objectives similar to those of the Funds for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

LIBERTY ACORN INTERNATIONAL

---------------------------------------------------------------------------
                                                          ADVISOR'S
                        NET ASSETS OF                     RELATIONSHIP TO
                        OTHER FUNDS AT                    OTHER FUNDS
OTHER FUNDS WITH        JULY 31, 2001                     (ADVISOR OR
SIMILAR OBJECTIVES      (IN THOUSANDS)   FEE RATE         SUB-ADVISOR)
---------------------------------------------------------------------------
 Liberty Global Young   $1,955           0.85% of the      Sub-Advisor
 Investor Fund                           average daily
                                         net assets of
                                         the portion
                                         managed by the
                                         Advisor
---------------------------------------------------------------------------
 Wanger International   $242,640         1.30% on first    Advisor
 Small Cap                               $100 million;
                                         1.20% on next
                                         $400 million;
                                         1.10% over $250
                                         million
---------------------------------------------------------------------------

LIBERTY ACORN FOREIGN FORTY

----------------------------------------------------------------------------
                                                           ADVISOR'S
                        NET ASSETS OF                      RELATIONSHIP TO
                        OTHER FUNDS AT                     OTHER FUNDS
OTHER FUNDS WITH        JULY 31, 2001                      (ADVISOR OR
SIMILAR OBJECTIVES      (IN THOUSANDS)   FEE RATE          SUB-ADVISOR)
----------------------------------------------------------------------------
 Liberty Global Young   $1,955           0.85% of the       Sub-Advisor
 Investor Fund                           average daily
                                         net assets of
                                         the portion
                                         managed by the
                                         Advisor
----------------------------------------------------------------------------
 Wanger Foreign Forty   $16,366          1.00%(1)           Advisor
----------------------------------------------------------------------------

(1) The Advisor has undertaken to limit Wanger Foreign Forty's annual expenses (excluding taxes, interest, extraordinary litigation expenses and incremental foreign custody costs) to 1.45% of its average net assets. This expense limitation is contractual and will terminate on September 30, 2002.

LIBERTY ACORN USA

----------------------------------------------------------------------------
                                                           ADVISOR'S
                        NET ASSETS OF                      RELATIONSHIP TO
                        OTHER FUND AT                      OTHER FUND
OTHER FUND WITH         JULY 31, 2001                      (ADVISOR OR
SIMILAR OBJECTIVES      (IN THOUSANDS)   FEE RATE          SUB-ADVISOR)
----------------------------------------------------------------------------
 Wanger U.S. Small Cap  $487,160         1.00% on first     Advisor
                                         $100 million;
                                         0.95% on next
                                         $150 million;
                                         0.90% over $250
                                         million
----------------------------------------------------------------------------

LIBERTY ACORN TWENTY

----------------------------------------------------------------------------
                                                           ADVISOR'S
                        NET ASSETS OF                      RELATIONSHIP TO
                        OTHER FUND AT                      OTHER FUND
OTHER FUND WITH         JULY 31, 2001                      (ADVISOR OR
SIMILAR OBJECTIVES      (IN THOUSANDS)   FEE RATE          SUB-ADVISOR)
----------------------------------------------------------------------------
 Wanger Twenty          $17,160          0.95%(2)           Advisor
----------------------------------------------------------------------------

LIBERTY ACORN FUND

----------------------------------------------------------------------------
                                                           ADVISOR'S
                        NET ASSETS OF                      RELATIONSHIP TO
                        OTHER FUND AT                      OTHER FUND
OTHER FUND WITH         JULY 31, 2001                      (ADVISOR OR
SIMILAR OBJECTIVES      (IN THOUSANDS)   FEE RATE          SUB-ADVISOR)
----------------------------------------------------------------------------
 Wanger U.S. Small Cap  $487,160         1.00% on first     Advisor
                                         $100 million;
                                         0.95% on next
                                         $150 million;
                                         0.90% over $250
                                         million
----------------------------------------------------------------------------

(2) The Advisor has undertaken to limit Wanger Twenty's annual expenses (excluding taxes, interest, extraordinary litigation expenses and incremental foreign custody costs) to 1.35% of its average net assets. This expense limitation is contractual and will terminate on September 30, 2002.

                                                                      APPENDIX D

                              BROKERAGE PRACTICES

The following is a summary of the brokerage practices of Liberty Wanger Asset Management, L.P.:

PORTFOLIO TRANSACTIONS

Liberty Wanger Asset Management, L.P. (Liberty WAM) places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Funds. Liberty WAM's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other subjective factors may also enter into the decision. These factors include Liberty WAM's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Liberty WAM's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Liberty WAM's knowledge of actual or apparent operation problems of any broker or dealer.

Recognizing the value of these factors, Liberty WAM may cause a Fund to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Liberty WAM has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions effected for the Funds. Liberty WAM has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Liberty WAM. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Liberty WAM's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Liberty WAM, and reports are made annually to the Board of Trustees.

Liberty WAM maintains and periodically updates a list of approved brokers and dealers which, in Liberty WAM's judgment, are generally capable of providing best price and execution and are financially stable. Liberty WAM's traders are directed to use only brokers and dealers on the approved list.

Beginning October 2002, Liberty WAM may place certain trades for the Funds through its affiliate AlphaTrade Inc. (ATI), pursuant to procedures adopted by the Board of Trustees. ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds will pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions.

CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST COMBINATION OF NET PRICE AND EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, LIBERTY WAM MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

              INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED
                             BY BROKERS AND DEALERS

Liberty WAM engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return for directing trades for the Funds to those firms. In effect, Liberty WAM is using the commission dollars generated from the Funds to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice.

Liberty WAM has a duty to seek the best combination of net price and execution. Liberty WAM faces a potential conflict of interest with this duty when it uses Fund trades to obtain soft dollar products. This conflict exists because Liberty WAM is able to use the soft dollar products in managing its Funds without paying cash ("hard dollars") for the product. This reduces Liberty WAM's expenses.

Moreover, under a provision of the federal securities laws applicable to soft dollars, Liberty WAM is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Funds that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those Funds are cross subsidizing Liberty WAM's management of the other Funds that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Liberty WAM believes that over time most, if not all, Funds benefit from soft dollar products such that cross subsidizations even out.

Liberty WAM attempts to reduce or eliminate this conflict by directing Fund trades for soft dollar products only if Liberty WAM concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Liberty WAM considers in determining whether a particular broker is capable of providing the best net price and execution. Liberty WAM may cause a Fund to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

Liberty WAM acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to Liberty WAM through the broker-dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Liberty WAM's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Liberty WAM develops target levels of commission dollars on a firm-by-firm basis. Liberty WAM attempts to direct trades to each firm to meet these targets.

Liberty WAM also uses soft dollars to acquire products created by third parties that are supplied to Liberty WAM through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- DATABASE SERVICES -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- QUOTATION/TRADING/NEWS SYSTEMS -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- ECONOMIC DATA/FORECASTING TOOLS -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- QUANTITATIVE/TECHNICAL ANALYSIS -- software tools that assist in quantitative and technical analysis of investment data.

- FUNDAMENTAL INDUSTRY ANALYSIS -- industry-specific fundamental investment research.

- OTHER SPECIALIZED TOOLS -- other specialized products, such as specialized economic consulting analyses and attendance at investment-oriented conferences.

Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

Certain of these third-party services may be available directly from the vendor on a hard-dollar basis. Others are available only through broker-dealer firms for soft dollars. Liberty WAM evaluates each product to determine a cash ("hard dollars") value of the product to Liberty WAM. Liberty WAM then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Liberty WAM. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Liberty WAM attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Liberty WAM will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

The targets that Liberty WAM establishes for both proprietary and for third party research products typically will reflect discussions that Liberty WAM has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Liberty WAM does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Liberty WAM makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Liberty WAM will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Liberty WAM generally will carry over target shortages and excesses to the next year's target. Liberty WAM believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Liberty WAM can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Liberty WAM. Liberty WAM may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Liberty WAM will enter into a license to use the software from the vendor.)

In certain cases, Liberty WAM may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Liberty WAM makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Liberty WAM pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

Consistent with industry practice, Liberty WAM does not require that the Fund that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Funds. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

In certain cases, Liberty WAM will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Liberty WAM with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Liberty WAM may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third-party soft dollar product that is not available on a hard-dollars basis. Liberty WAM has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Liberty WAM.

The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Liberty WAM with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Liberty WAM may also transact purchases of some portfolio securities directly with the issuers.

With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Liberty WAM may also consider the part, if any, played by the broker or dealer in bringing the security involved to Liberty WAM's attention, including investment research related to the security and provided to the Fund.

                                                                      APPENDIX E

           COMPENSATION PAID BY A FUND TO THE ADVISOR AND AFFILIATES
                        FOR EACH FUND'S LAST FISCAL YEAR
                                ($ IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           NET
                                                                                        TRANSFER          NET             NET
                                                                                         AGENCY        FEES FOR      DISTRIBUTION
                                                                                           AND          PRICING           AND
                                                                          NET          SHAREHOLDER        AND           SERVICE
                                                          NET        ADMINISTRATIVE     SERVICING     BOOKKEEPING       (12b-1)
                                                        ADVISORY       FEES PAID          FEES         SERVICES        FEES PAID
                                                          FEE              TO            PAID TO        PAID TO           TO
                                                        PAID TO        ADVISORS'        ADVISORS'      ADVISORS'       ADVISORS'
NAME OF FUND                                            ADVISOR        AFFILIATES     AFFILIATES(a)   AFFILIATES      AFFILIATES
-----------------------------------------------------------------------------------------------------------------------------------

 Liberty Acorn Fund                                    $   26,750        $1,958          $1,339         $     0           $26
-----------------------------------------------------------------------------------------------------------------------------------

 Liberty Acorn International                               23,515         1,484           1,344               0            12
-----------------------------------------------------------------------------------------------------------------------------------

 Liberty Acorn USA                                          2,844           152             189               0             2
-----------------------------------------------------------------------------------------------------------------------------------

 Liberty Acorn Twenty                                         585            33             123               0             6
-----------------------------------------------------------------------------------------------------------------------------------

 Liberty Acorn Foreign Forty                                1,334            70             113               0             5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------  ---------------------------------
                                                             NET
                                                          BROKERAGE         PERCENTAGE
                                                         COMMISSIONS            OF
                                                              ON              FUND'S
                                                            FUND'S            TOTAL
                                                          PORTFOLIO         BROKERAGE
                                                         TRANSACTIONS      COMMISSIONS
                                                           PAID TO           PAID TO
                                                          ADVISORS'         ADVISORS'
                                                          BROKERAGE         BROKERAGE
NAME OF FUND                                              AFFILIATES        AFFILIATES
-----------------------------------------------------  ---------------------------------
 Liberty Acorn Fund                                        $      0              0
-------------------------------------------------------------------------------------------------------
 Liberty Acorn International                                      0              0
-----------------------------------------------------------------------------------------------------------------------
 Liberty Acorn USA                                                0              0
-----------------------------------------------------------------------------------------------------------------------------------
 Liberty Acorn Twenty                                             0              0
-----------------------------------------------------------------------------------------------------------------------------------
 Liberty Acorn Foreign Forty                                      0              0
-----------------------------------------------------------------------------------------------------------------------------------

(a) Liberty Funds Services, Inc. served as transfer agent for only a short period during fiscal year 2000; therefore, this figure partly represents
<-> payments made to an unaffiliated transfer agent.

                                                                      APPENDIX F

                    SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of August 23, 2001 was as follows:

                                    NUMBER OF SHARES OUTSTANDING AND
NAME OF FUND                           ENTITLED TO VOTE PER CLASS
------------                        ---------------------------------
Liberty Acorn Fund
Liberty Acorn International
Liberty Acorn USA
Liberty Acorn Twenty
Liberty Acorn Foreign Forty

OWNERSHIP OF SHARES

As of August 23, 2001, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole, except as shown below.

As of August 23, 2001, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund:

                          SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
FUND A
CLASS
  [name and address of
  beneficial owner.](*)
  (**)..................        [    ]                   [    ]

(*) Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act.

(**) Shares are believed to be held only as nominee.

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint Ralph Wanger, Bruce H. Lauer, Charles P. McQuaid and Kenneth A. Kalina each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Chicago, Illinois, on Wednesday, October 24, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

Liberty Acorn Fund
Liberty Acorn Foreign Forty
Liberty Acorn International
Liberty Acorn USA
Liberty Acorn Twenty

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEM:

1. Proposal to approve a new investment advisory agreement. [Item 1 of the Notice.]


For               Against                 Abstain

[X]                 [X]                     [X]


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT

                                            [X]


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                           Date________________________

___________________________   _________________________
Shareholder sign here         Co-owner sign here